UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 22, 2018

WEST END INDIANA BANCSHARES, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54578	36-4713616
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

34 South 7th Street, Richmond, Indiana	47374
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (765) 962-9587

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).       Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On August 22, 2018, West End Indiana Bancshares, Inc. (the "Company") and West End Bank, S.B. (the "Bank") entered into amended and restated employment agreements (the "Amended Agreements") with Timothy R. Frame, President and Chief Executive Officer, Shelley D. Miller, Executive Vice President, Chief Financial Officer and Secretary, and Robin D. Henry, Executive Vice President and Chief Human Resource Officer.  The Amended Agreements are effective as of August 22, 2018 and replace the executives' prior employment agreements with the Company and the Bank, as amended (the "Prior Agreements").

The terms of the Amended Agreements are generally consistent with the Prior Agreements, except that (i) a provision was added to provide that if continued medical, dental and life insurance coverage cannot be provided or would subject the Bank to penalties, as a component of a severance payment, the Bank will pay the executive a cash lump sum payment reasonably estimated to be equal to the value of such insurance coverages; and (ii) a "280G cut-back" provision, with respect to Section 280G of the Internal Revenue Code of 1986, as amended, was deleted.

The foregoing description of the Amended Agreements does not purport to be complete and it is qualified in its entirety by reference to copies of the Amended Agreements that are included as Exhibits 10.1, 10.2 and 10.3 to this Current Report and incorporated by reference into this Item 5.02.

Item 9.01.   Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.	Not Applicable.
(b)	Pro Forma Financial Information.	Not Applicable.
(c)	Shell Company Transactions.	Not Applicable.
(d)	Exhibits	Description

	10.1	Amended and Restated Employment Agreement by and between Timothy R. Frame, West End Indiana Bancshares, Inc. and West End Bank, S.B., effective August 22, 2018.
	10.2	Amended and Restated Employment Agreement by and between Robin D. Henry, West End Indiana Bancshares, Inc. and West End Bank, S.B., effective August 22, 2018.
	10.3	Amended and Restated Employment Agreement by and between Shelley D. Miller, West End Indiana Bancshares, Inc. and West End Bank, S.B., effective August 22, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WEST END INDIANA BANCSHARES, INC.
DATE: August 23, 2018	By:	/s/ Timothy R. Frame
Timothy R. Frame
President and Chief Executive Officer